The World Leader in Serving Science JPMorgan 22nd Annual Healthcare Conference January 13, 2004

The Securities and Exchange Commission encourages companies to disclose forward- looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward- looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The factors listed in the "Risk Factors" section as well as any cautionary language in Fisher Scientific International Inc.'s December 31st, 2002 Annual Report on SEC Form 10-K, provide examples of these risks and uncertainties. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentation" for a reconciliation of the adjusted amounts to the generally accepted accounting principles. Safe Harbor and Regulation G Statement

Fisher at a Glance - Founded in 1902 Proprietary 4 5% Distributed 55% * Analysts' mean estimate. 350,000 customers Global scientific research $20 U.S. clinical laboratory $10 2004E sales: $3.9 Bils* Growing Markets ($ Bils) Favorable market dynamics Broad Product Portfolio One stop shop Diverse Customer Base Increasing earnings Product Mix Ongoing margin improvement 600,000 products (80% Consumable)

7 Pharma 0.26 Hospitals 0.16 Reference Labs 0.07 Other 0.32 Food & Agr. Environmental Chemicals Medical Research 0.07 Colleges and Universities 0.12 Scientific Research 77% Clinical Lab 23% No Customer > 2.5% of Sales Diverse Customer Base

Pharma 0.26 Hospitals 0.23 Other 0.32 Medical Research 0.07 Colleges and Universities 0.12 R&D spending steadily increasing Market Dynamics Are Favorable Customer Base 9 Pharma/Biotech 26% Colleges & Universities 12% Medical Research 7% Other Scientific Research 32%

Pressure on drug development costs R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.26 Hospitals 0.23 Other 0.32 Medical Research 0.07 Colleges and Universities 0.12 Pharma/Biotech 26% 11

Pressure on drug development costs Aging population R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.26 Hospitals 0.23 Other 0.32 Medical Research 0.07 Colleges and Universities 0.12 Pharma/Biotech 26% Colleges & Universities 12% Medical Research 7% Hospitals and Reference Labs 23% 13

Pressure on drug development costs Aging population R&D spending steadily increasing Growth in homeland security spending Market Dynamics Are Favorable Customer Base 15 Pharma 0.26 Hospitals 0.23 Other 0.32 Medical Research 0.07 Colleges and Universities 0.12 Hospitals and Reference Labs 23% Other Scientific Research 32%

Sources: Laboratory Products Association, SDI Inc., SAI and management estimates. $10 billion Growth Rate: 5 - 8% Scientific Research Market U.S. Market Overview U.S. R&D Spending CAGR: 9% Other 0.71 E-Merck 0.13 Fisher (including Columbia) 0.16 1960 1965 1970 1975 1980 1985 1990 1995 2003 (Excl. Defense and Electronics) ($ in billions) 17

Sources: The Freedonia Group and management estimates. U.S. Market Overview $9.5 billion Growth Rate: 4 - 5% Number of IVD Tests (Test Per Person) 3.3 3.8 4.5 5.4 6.5 IVD Tests (in Bils) 1989 1993 1998 2003 2008 East 13.3 14.5 16.5 19.1 22 Clinical Laboratory Market Other 0.85 Cardinal 0.08 Fisher (including Columbia) 0.07 19

The Fisher brand Industry-leading sales force Global logistics capabilities Company Capabilities

Over 100 years of serving science The Fisher catalog International presence The Fisher Brand Company Capabilities

1,500 sales reps focused on the lab 1,200 customer service representatives 300 life science and chemical specialists Industry-Leading Sales Force Company Capabilities

30,000 shipments daily 40 distribution facilities E-commerce systems Global Logistics Capabilities Company Capabilities

1997 1998 1999 2000 2001 2002 LTM 9/30/03 East 0.155 0.131 0.112 0.093 0.091 0.086 0.078 * Excludes impact of Perbio acquisition. Note: Working capital is defined as the average balance of the last four quarters of receivables plus inventories less accounts payable. Company Capabilities * Reduced Investment in Working Capital As a Percentage of Sales

Proprietary (45% of sales) - Self-manufactured - Private labeled - Exclusives Distributed (55% of sales) Gross Margin % Margin Enhancement Strategy 31

16 Acquisitions Drive Margin Enhancement Diagnostic Reagents Biochemicals Acros Maybridge Mimotopes Pierce HyClone Clinical Trial Services Margin Enhancement Strategy 33

Leading manufacturer of life science and biopharma products End markets growing at 10 - 15% annually Increasing number of protein-based products Increasing demand for sterile liquid handling systems Margin Enhancement Strategy Perbio Science Key competitors: Invitrogen, Techne and Bio-Rad 35

1997 1998 1999 2000 2001 2002 2003F* 2004F* East 0.054 0.063 0.069 0.068 0.073 0.075 0.078 0.086 * Analysts' mean estimates. Note: Operating income as a percentage of sales - excludes restructuring and non-recurring expenses. Margin Enhancement Strategy Significant Margin Expansion 320 bps 37

Financial Highlights

Sales Growth ($ in billions) 1997 1998 1999 2000 2001 2002 2003F* 2004F* *Analysts' mean estimates - excludes the impact of foreign exchange rate changes. CAGR: 8%

Earnings Per Share Growth 1997 1998 1999 2000 2001 2002 2003F* 2004F* *Analysts' mean estimates. Note: Excludes restructuring and non-recurring expenses. CAGR: 26%

Strong Cash Flow (1) Analysts' mean estimates. (2) Defined as cash flow from operations less capital expenditures per diluted shares outstanding. (3) Represents midpoint of management estimates. (4) Defined as cash flow from operations less capital expenditures divided by equity market capitalization as of 1/8/04. (1) (2) (3) (4)

1997 1998 1999 2000 2001 2002 LTM 9/30/03 East 0.2 0.3 0.33 0.36 0.39 0.413 0.43 Note: Return on committed capital is defined as adjusted operating income excluding intangible amortization as a percentage of committed capital (property, plant and equipment plus accounts receivable plus inventories less accounts payable). Increasing Return on Committed Capital

Investment Highlights Strong earnings and cash flow growth Favorable market dynamics Significant margin enhancement opportunities Strong management team

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information 53 *Analysts' mean estimates.